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                                                                   EXHIBIT 23.2

                                    CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-40323, 333-57521, and 333-93082) and Form S-3 (No. 333-73333 and 333-86825) of Centerspan
          Communications Corporation and subsidiaries (fka Thrustmaster, Inc.) of our report dated January 25, 1999 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


          PricewaterhouseCoopers LLP

          March 27, 2000